LABTEC INC.

              AMENDED AND RESTATED 1997 EMPLOYEE STOCK OPTION PLAN (FORMERLY THE 1997 EMPLOYEE STOCK OPTION PLAN OF LABTEC CORPORATION, A
               DELAWARE CORPORATION FORMERLY KNOWN AS LABTEC INC.)


1.       PURPOSE

         The purpose of this Amended and Restated 1997 Employee Stock Option Plan (the "Plan") is to advance the interests of Labtec Inc., a Massachusetts corporation (the "Company"), by enhancing the ability of the Company and its Subsidiaries to attract and retain directors, employees, consultants or advisers who are in a position to make significant contributions to the success of the Company; to reward such individuals for their contributions; and to encourage such individuals to take into account the long-term interests of the Company. The Plan provides for the award of options to purchase shares of the Company's Common Stock, par value $.01 per share (the "Stock").

2.       ELIGIBILITY FOR AWARDS

         Persons eligible to receive awards under the Plan shall be all directors, including directors who are not employees of the Company and all executive officers of the Company and its subsidiaries and other employees, consultants and advisers who, in the opinion of the Board, are in a position to make a significant contribution to the success of the Company and its Subsidiaries. A Subsidiary for purposes of the Plan shall be a corporation in which the Company owns, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock. Directors, including directors who are not employees of the Company shall be eligible to receive awards under the Plan to the extent that their eligibility would not disqualify them as disinterested persons for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. Persons selected for awards under the Plan are referred to herein as "participants."

3.       ADMINISTRATION

         The Plan shall be administered by the Board of Directors (the "Board") of the Company or, if applicable, its successors. The Board shall have discretionary authority, not inconsistent with the express provisions of the Plan, (a) to grant awards consisting of options to such participants as the Board may select; (b) to determine the time or times when awards shall be granted and the number of shares of Stock subject to each award; (c) to determine which options are, and which options are not, incentive options; (d) to determine the terms and conditions of each award; (e) to prescribe the form or forms of any instruments evidencing awards and any other instruments required under the Plan and to change such forms from time to time; (f) to adopt, amend and rescind rules and regulations for the administration of the Plan; and (g) to

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interpret the Plan and any award granted hereunder and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan or any award granted hereunder. Such determinations of the Board shall be conclusive and shall bind all parties. Subject to Section 8, the Board shall also have the authority, both generally and in particular instances, to waive compliance by a participant with any obligations to be performed by him or her under an award, to waive any condition or provision of an award, and to amend or cancel any award, which amendment or cancellation must have a neutral or beneficial effect on the rights of a participant as determined by the Board (and if an award is canceled, to grant a new award on such terms as the Board shall specify); provided, however, that except as expressly provided in the Plan or in an award granted hereunder, the Board may not take any action with respect to an outstanding award that would adversely affect the rights of the participant under such award without such participant's consent. Nothing in the preceding sentence shall be construed as limiting the power of the Board to make adjustments required by Section 5(c) and Section 6(i).

         The Board may, in its discretion, delegate some or all of its power with respect to the Plan to a committee (the "Committee"), in which event all references in this Plan (as appropriate) to the Board shall be deemed to refer to the Committee. The Committee, if one is appointed, shall consist of at least two directors. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members.

4.       EFFECTIVE DATE AND TERM OF PLAN

         The Plan became effective on October 8, 1997, the date on which it was approved by the shareholders of Labtec Corporation, a Delaware corporation ("Labtec Delaware"). Grants of awards under the Plan may have been made prior to that date (but after adoption of the Plan by the Board of Directors of Labtec Delaware), subject to approval of the Plan by such shareholders.

         No awards shall be granted under the Plan after October 7, 2007, but awards previously granted may extend beyond that date.

5.       SHARES SUBJECT TO THE PLAN

         (a) NUMBER OF SHARES. The aggregate number of shares of Stock that may be the subject of awards granted under the Plan shall be determined by the Board and shall be subject to adjustment as provided in Section 5(c). If any award granted under the Plan terminates without having been exercised in full, or upon exercise is satisfied other than by delivery of Stock, the number of shares of Stock as to which such award was not exercised shall be available for future grants within the limits set forth in this Section 5(a).

         (b) STOCK TO BE DELIVERED. Stock delivered under the Plan shall be authorized but unissued Stock or, if the Board so decides in its sole discretion, previously issued Stock acquired

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by the Company and held in its treasury. No fractional shares of Stock shall be delivered under the Plan.

         (c) CHANGES IN STOCK. In the event the Company (i) pays a dividend on the Stock in shares of Stock or makes a distribution on the Stock in shares of Stock, (ii) subdivides its outstanding shares of Stock into a greater number of shares, (iii) combines its outstanding shares of Stock into a smaller number of shares, (iv) makes a distribution on the Stock in shares of its capital stock other than Stock, (v) issues by reclassification of its Stock any shares of its capital stock, or (vi) changes its capital stock, then the number and kind of shares of Stock of the Company subject to awards then outstanding or subsequently granted under the Plan, the exercise price of such awards, the maximum number of shares of Stock that may be delivered under the Plan, and other relevant provisions shall be appropriately adjusted by the Board, whose determination shall be binding on all Persons.

         The Board, in its sole discretion, may also, but shall be under no obligation to, adjust the number of shares subject to outstanding awards and the exercise price and other terms of outstanding awards to take into consideration material changes in accounting practices or principles of the Company or its Subsidiaries, extraordinary dividends, consolidations or mergers (except those described in Section 6(i)), acquisitions or dispositions of stock or property or any other event if it is determined by the Board, in its sole discretion, that such adjustment is necessary, advisable or appropriate so that the options granted hereunder constitute a continuing incentive or so as to avoid distortion in the operation of the Plan.

6.       TERMS AND CONDITIONS OF OPTIONS

         (a) EXERCISE PRICE OF OPTIONS. The exercise price of each option shall be determined by the Board.

         (b) DURATION OF OPTIONS. An option shall be exercisable during such period or periods as the Board may specify. The latest date on which an option may be exercised (the "Expiration Date") shall be the date which is ten years from the date the option was granted or such earlier date as the Board may specify at the time the option is granted. At the time an option is granted, the Board may specify conditions or events the occurrence of which would permit the Company to terminate options granted to a participant, whether or not such options are exercisable at the time of such occurrence.

         (c) EXERCISE OF OPTIONS.

                  (1) An option shall become exercisable at such time or times and upon such conditions as the Board shall specify. In the case of an option not immediately exercisable in full, the Board may at any time accelerate the time at which all or any part of the option may be exercised.


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                  (2)      Any Person entitled to exercise an option in
                           accordance with the terms hereof and desiring to do so shall exercise an option by delivering a written notice to the Company signed by such Person and shall be accompanied by (i) such documents as may be required by the Board and (ii) payment in full in good funds by any means acceptable to the Board in its sole discretion for the number of shares for which the option is exercised. Such notice shall state the number of shares in respect to which such option is being exercised.

                  (3) The Board shall have the right to require that the participant exercising the option remit to the Company an amount sufficient to satisfy any federal, state, or local withholding tax requirements (or make other arrangements satisfactory to the Company with regard to such taxes) prior to the delivery of any certificates representing Stock pursuant to the exercise of the option. If permitted by the Board, either at the time of the grant of the option or the time of exercise, the participant may elect, at such time and in such manner as the Board may prescribe, to satisfy such withholding obligation by (i) delivering to the Company Stock (which, in the case of Stock acquired from the Company shall have been owned by the participant for at least six months prior to the delivery date) having a fair market value equal to such withholding obligation, or (ii) requesting that the Company withhold from the Stock to be delivered upon the exercise a number of shares of Stock having a fair market value equal to such withholding obligation.

                  (4) If any option is exercised by the executor or administrator of a deceased participant, or by the Person or Persons to whom the option has been transferred by the participant's will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of the Person or Persons exercising the option.

         (d)      [Intentionally omitted.]

         (e) RIGHTS AS STOCKHOLDER; DELIVERY OF STOCK. A participant shall not have the rights of a shareholder with regard to awards under the Plan unless and until a certificate or certificates representing the purchase shares of Stock are duly issued and delivered to the participant. No adjustment shall be made for dividends or other rights for which the record date is prior to the date upon which such stock certificate is issued.

         Upon exercise of an option, the Company shall not be obligated to deliver any certificates representing the Stock (i) until, in the opinion of the Company's counsel, the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Act") and all other

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applicable federal, state and foreign laws and regulations have been complied with, (ii) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance and (iii) until all other legal matters in connection with the issuance and delivery of such Stock have been approved by the Company's counsel. If the sale of Stock has not been registered under the Act, the Company may require, as a condition to exercise of the option, (A) such representations, warranties or agreements as the Company may deem necessary or desirable in order to assure compliance with the Act and all other applicable federal, state and foreign laws and regulations or as may otherwise be reasonably requested by the Company and (B) that the certificates evidencing such Stock bear an appropriate legend restricting transfer. Nothing in this paragraph shall modify or otherwise effect the provisions applicable to the Shares under, or the obligations of the participant to, the Stockholders Agreement.

         (f) NONTRANSFERABILITY OF AWARDS. Except as the Board may otherwise determine, no award may be transferred other than by will or by the laws of descent and distribution and during a participant's lifetime, an award may be exercised only by the participant.

         (g) DEATH. Except as set forth in a stock option award, if a participant dies, each award held by the participant immediately prior to death may be exercised, to the extent it was exercisable immediately prior to death, by his executor or administrator, or by the Person or Persons to whom the award is transferred by will or the applicable laws of descent and distribution, at any time within the period ending 180 days (or such longer or shorter period as the Board may determine) after the participant's death but in no event beyond the Expiration Date. All awards held by a participant immediately prior to death that are not then exercisable shall terminate on the date of death.

         (h) OTHER TERMINATION OF SERVICE. Except as set forth in a stock option award, if a participant's employment or other service relationship with the Company and its Subsidiaries terminates prior to the Expiration Date for any reason, other than death, the following shall apply:

                  (1) Options that are not exercisable immediately prior to the termination of employment shall terminate, except that the Board, in its sole discretion, may, but shall not be obligated to, provide that the participant or beneficiary receive in cash, with respect to each share of Stock to which an option relates, the excess of (i) the share's fair market value on the date of the participant's termination, over (ii) the option exercise price.

                  (2) To the extent exercisable immediately prior to termination of employment or other service, the option shall continue to be exercisable thereafter during the period prior to the Expiration Date and within 90 days following the termination (or such longer period as the Board may determine but in no event beyond the Expiration Date), unless the participant's employment or other service is terminated "for cause" as defined in (3) below, in which

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                           case all awards shall terminate immediately. Except
                           as otherwise provided in an award, after completion of the 90-day period, such awards shall terminate to the extent not previously exercised, expired, or terminated.

                  (3) The following, as determined by the Board in its reasonable judgment, shall constitute termination for "cause": (i) failure or refusal to carry out the lawful duties of the participant set forth in any employment agreement between the participant and the Company or any of its subsidiaries or any directions of the Board or senior management of the Company, which directions are reasonably consistent with the duties performed or to be performed by the participant, for a period of 15 days following written notice of such refusal or failure, unless, in the reasonable judgment of the Board, no cure is possible or such 15-day period would subject the Company or any of its subsidiaries to unreasonable risk; (ii) violation by the participant of a state or federal criminal law involving the commission of a crime against the Company or any of its subsidiaries or a felony which is determined by the Board to be harmful to the business or reputation of the Company or any of its subsidiaries; or (iii) abuse by the participant of alcohol or controlled substances; deception, fraud, material misrepresentation or dishonesty by the participant; any incident materially compromising the participant's reputation or ability to represent the Company with the public; any act or omission of the participant which substantially impairs the business, good will or reputation of the Company or any of its subsidiaries; provided, however, that, if the participant and the Company are parties to an employment agreement relating to the employment of such participant by the Company and such employment agreement contains a definition of "Cause" (or other similar term) similar in intent to the immediately preceding definition and relating to the termination by the Company of such employment, the definition of "Cause" for purposes of this Plan shall further include any other actions or circumstances constituting "Cause" for purposes of such employment agreement, but only with respect to such participant.

         In the case of a participant who is not an employee, provisions relating to the exercisability of options following termination of service shall be specified in the award. If not so specified, all options held by such participant that are not then exercisable shall terminate upon termination of service. No option shall be exercised or surrendered in exchange for a cash payment after the Expiration Date.

         In the case of any award, the Board may provide for post-termination exercise provisions different from those expressly set forth in this Section 6(h), including without limitation terms allowing a later exercise by a former employee, consultant or advisor (or, in the case of a former employee, consultant or advisor who is deceased, the person or person to whom the award is

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transferred by will or the laws of descent and distribution) as to all or any portion of the award not exercisable immediately prior to termination of employment or other service, but in no case may an award be exercised after the Expiration Date.

         (i) ACQUISITION EVENT. Except as set forth in a stock option award (including an option certificate and agreement evidencing such award), in connection with an Acquisition Event (as defined below), at least 10 days prior to the effective date of any such Acquisition Event, the Board shall, at the option of the participant, either (i) make all outstanding awards fully vested and exercisable immediately prior to the consummation of such Acquisition Event and the participant shall be permitted to exercise any or all such exercisable options in connection with such Acquisition Event, or (ii) if there is a surviving or acquiring corporation, convert any or all options to replacement options in the surviving or acquiring corporation such that if such replacement options were fully exercisable and actually exercised immediately after consummation of the Acquisition Event, the shares issuable upon such exercise would represent the percentage of the common stock of the surviving or acquiring corporation that such participant would have held immediately after the consummation of the Acquisition Event if such participant had exercised the options granted to him or her pursuant to this Plan (assuming such options had become fully exercisable) and held the shares of Stock issuable upon such exercise immediately prior to such Acquisition Event. An "Acquisition Event" shall mean (A) any consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of substantially all the Company's outstanding capital stock by a single Person or entity or by a group of Persons and/or entities acting in concert, or (B) any sale or transfer of substantially all the Company's assets. The Company will use commercially reasonable efforts to send notice of an Acquisition Event to all participants 20 days prior to the occurrence of such Acquisition Event.

         The Board may grant awards under the Plan in substitution for awards held by directors, employees, consultants or advisers of another corporation who concurrently become directors, employees, consultants or advisers of the Company or a Subsidiary of the Company as a result of a merger or consolidation of that corporation with the Company or a Subsidiary of the Company, or as the result of the acquisition by the Company or a Subsidiary of the Company of property or stock of that corporation. The Company may direct that substitute awards be granted on such terms and conditions as the Board considers appropriate in the circumstances.

7.       EMPLOYMENT RIGHTS

         Neither the adoption of the Plan nor the grant of awards shall confer upon any participant any right to continue as a director of, an employee of, or consultant or adviser to, the Company or any parent or Subsidiary or affect in any way the right of the Company or parent or Subsidiary to terminate such participant's relationship at any time. Except as specifically provided by the Board in any particular case, the loss of existing or potential profit in awards granted under this Plan shall not constitute an element of damages in the event of termination of the relationship of a participant even if the termination is in violation of an obligation of the Company to the participant by contract or otherwise, it being understood that the preceding clause shall in no way

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affect those options which have become exercisable and which have been exercised by the participant in accordance with this Plan or the option certificate issued pursuant to this Plan.

8.       EFFECT, DISCONTINUANCE, CANCELLATION, AMENDMENT AND TERMINATION

         Neither adoption of the Plan nor the grant of awards to a participant shall affect the Company's right to make awards to such participant that are not subject to the Plan, to issue to such participant Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock may be issued.

         The Board may at any time discontinue granting awards under the Plan. With the consent of the participant, the Board may at any time cancel an existing award in whole or in part and grant another award for such number of shares as the Board specifies. The Board may at any time or times amend the Plan or any outstanding award for the purpose of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose that may at the time be permitted by law, which amendments must have a neutral or beneficial effect on the rights of participants as determined by the Board, or may at any time terminate the Plan as to any further grants of awards; provided, however, that except as expressly provided in the Plan or in an award granted hereunder, no such amendment shall adversely affect the rights of any participant (without his or her consent) under such award.

9.       GOVERNING LAW

         The Plan shall in all respects, including all matters of construction, be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts, without regard to any laws or rules governing conflicts of laws.

10.      DEFINITIONS

         When used in the Plan, the following terms shall have the meanings specified:

         "Affiliate" shall mean, with respect to any specified Person, any other Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person (for the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise).

         "Person" shall mean any individual, partnership, corporation, company, association, trust, joint venture, unincorporated organization or entity, or any government, governmental department or agency or political subdivision thereof.

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